UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                   May 7, 2013
                Date of Report (Date of Earliest Event Reported)


                              CASEY CONTAINER CORP
             (Exact Name of Registrant as Specified in its Charter)

             Nevada                     333-140445               20-5619324
(State of Other Jurisdiction of        (Commission            (I.R.S. Employer
 Incorporation or Organization)        File Number)          Identification No.)

7255 East Alfredo Drive, Scottsdale, AZ                            85258
(Address of Principal Executive Offices)                        (Zip Code)

                                  602-819-4181
              (Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 17th, 2013 the Board of Directors appointed Richard Truelick and Dr. Scott Campbell to the Board of Directors. As per each respective "Agreement to Serve on the Board of Directors," agreements both Mr. Truelick and Dr. Campbell have agreed to serve a term of thirty-six months. In exchange for their service both Mr. Truelick and Mr. Campbell will each receive three hundred thousand shares of the Company's restricted stock, fifteen hundred dollars per Board meeting and pre approved travel expenses, if necessary, to attend Board meetings.

Mr. Truelick is a certified CPA who is the President and founder of Truelick Associates, an Independent Merger Intermediary and Investor. Mr. Truelick's experience includes performing financial analysis, research, and transaction negotiations with an emphasis on mergers and acquisitions. Over the past forty years Mr. Truelick has consummated over a hundred transactions involving mergers, acquisitions, and related business agreements.

Dr. Campbell is the President & founder of Campbell and Company Financial Group, Inc. ("CCFG") a full-service accounting firm with its primary focus on the hospitality industry. Over the past 25 years CCFG Inc. has developed proprietary financial models specifically designed for the restaurant/bar industry. In addition to private accounting CCFG Inc. prepares filings for many public companies and serves as an Officer and Director of some.

The Board of Directors believes both Mr. Truelick and Dr. Campbell are well qualified to serve on the Company's Board of Directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number                     Description
--------------                     -----------
   10.1              Board of Director Agreement of Richard Truelick
   10.2              Board of Director Agreement of Dr. Scott Campbell

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CASEY CONTAINER, CORP.


Date: May 7, 2013              By: /s/ Martin R Nason
                                  -----------------------------------------
                               Name:  Martin R Nason
                               Title: President & CEO

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